                                                                   EXHIBIT 99.18

DEBTOR: GREAT HAWAIIAN CRUISE LINE, INC.            CASE NUMBER: 01-10975 (JCA)

                            MONTHLY OPERATING REPORT
                               AS OF MAY 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached May Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.



/s/ STEVE MOELLER
------------------------------------
Steve Moeller
Director, Accounting

DEBTOR: GREAT HAWAIIAN CRUISE LINE, INC.            CASE NUMBER: 01-10975 (JCA)

                            MONTHLY OPERATING REPORT
                               AS OF MAY 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                    CONTENTS

Attachment 1           Summary of Bank and Investment Accounts

Attachment 2           Schedule of Receipts and Disbursements

Attachment 3           Bank and Investment Account Statements

Attachment 4           Income Statement

Attachment 5           Balance Sheet

Attachment 6           Summary of Due To/Due From Intercompany Accounts

Attachment 7           Accounts Receivable Aging

Attachment 8           Accounts Payable Detail

Attachment 9           Notes to May Monthly Operating Report

28-Jun-02                                         Summary Of Bank And Investment Accounts                              Attachment 1
 2:36 PM                                              Great Hawaiian Cruise Line, Inc.
Summary                                                    Case No: 01-10975 (JCA)                                        UNAUDITED
Great Hawaiian Cruise Line, Inc.                           For Month Of May, 2002

                                          Balances
                              --------------------------------          Receipts &                Bank
                                 Opening            Closing            Disbursements           Statements             Account
Account                       As Of 5/01/02      As Of 5/31/02            Included              Included            Reconciled
-------                       -------------      -------------         -------------           ----------           ----------
No Bank Or Investment               NA                 NA                    NA                    NA                   NA
Accounts

28-Jun-02                                                   Receipts & Disbursements                                   Attachment 2
 2:36 PM                                                Great Hawaiian Cruise Line, Inc.
Summary                                                     Case No: 01-10975 (JCA)
Great Hawaiian Cruise Line                                   For Month Of May, 2002
Attach 2

       No Receipts Or Disbursements Due To No Bank Or Investment Accounts

28-Jun-02                                         Concentration & Investment Account Statements                        Attachment 3
 2:36 PM                                                Great Hawaiian Cruise Line, Inc.
Summary                                                     Case No: 01-10975 (JCA)
Great Hawaiian Cruise Line                                   For Month Of May, 2002
Attach 3

          No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                                   Date: 27-JUN-02 16:30:37
INCOME STATEMENT - ATTACHMENT 4                        Page: 1
Current Period: MAY-02

currency USD
Company=50 (GREAT HAWAII CRUISE LN)

                                                                                                 PTD-Actual
                                                                                                  31-May-02
                                                                                                 ----------
Revenue
Gross Revenue                                                                                          0.00
Allowances                                                                                             0.00
                                                                                                 ----------
Net Revenue                                                                                            0.00

Operating Expenses
Air                                                                                                    0.00
Hotel                                                                                                  0.00
Commissions                                                                                            0.00
Onboard Expenses                                                                                       0.00
Passenger Expenses                                                                                     0.00
Vessel Expenses                                                                                        0.00
Layup/Drydock Expense                                                                                  0.00
Vessel Insurance                                                                                       0.00
                                                                                                 ----------
Total Operating Expenses                                                                               0.00
                                                                                                 ----------
Gross Profit                                                                                           0.00

SG&A Expenses
Sales & Marketing                                                                                      0.00
Start-Up Costs                                                                                         0.00
                                                                                                 ----------
Total SG&A Expenses                                                                                    0.00
                                                                                                 ----------
EBITDA                                                                                                 0.00

Depreciation                                                                                           0.00
                                                                                                 ----------
Operating Income                                                                                       0.00

Other Expense/(Income)
Interest Income                                                                                        0.00
Equity in Earnings for Sub                                                                        (4,191.38)
Reorganization expenses                                                                                0.00
                                                                                                 ----------
Total Other Expense/(Income)                                                                       4,191.38
                                                                                                 ----------
Net Pretax Income/(Loss)                                                                          (4,191.38)

Income Tax Expense                                                                                     0.00
                                                                                                 ----------
Net Income/(Loss)                                                                                 (4,191.38)
                                                                                                 ==========

AMCV US SET OF BOOKS                                   Date: 27-JUN-02 16:29:48
BALANCE SHEET - ATTACHMENT 5                           Page: 1
Current Period: MAY-02

currency USD
Company=50 (GREAT HAWAII CRUISE LN)

                                                                                        YTD-Actual             YTD-Actual
                                                                                         31-May-02              22-Oct-01
                                                                                      --------------         --------------
ASSETS

Cash and Equivalent                                                                             0.00                   0.00

Restricted Cash                                                                                 0.00                   0.00

Accounts Receivable                                                                             0.00                   0.00

Inventories                                                                                     0.00                   0.00

Prepaid Expenses                                                                                0.00                   0.00

Other Current Assets                                                                            0.00                   0.00
                                                                                      --------------         --------------
Total Current Assets                                                                            0.00                   0.00


Fixed Assets                                                                                    0.00                   0.00

Accumulated Depreciation                                                                        0.00                   0.00
                                                                                      --------------         --------------
Net Fixed Assets                                                                                0.00                   0.00


Net Goodwill                                                                                    0.00                   0.00

Intercompany Due To/From                                                              (24,595,692.37)        (24,608,201.70)

Net Deferred Financing Fees                                                                     0.00                   0.00

Net Investment in Subsidiaries                                                         40,586,257.54          41,532,108.18
                                                                                      --------------         --------------
Total Other Assets                                                                     15,990,565.17          16,923,906.48
                                                                                      --------------         --------------
Total Assets                                                                           15,990,565.17          16,923,906.48
                                                                                      ==============         ==============

AMCV US SET OF BOOKS                                   Date: 27-JUN-02 16:29:48
BALANCE SHEET - ATTACHMENT 5                           Page: 2
Current Period: MAY-02

currency USD
Company=50 (GREAT HAWAII CRUISE LN)

                                                                                        YTD-Actual             YTD-Actual
                                                                                         31-May-02              22-Oct-01
                                                                                      --------------         --------------
LIABILITIES

Accounts Payable                                                                                0.00                   0.00

Accrued Liabilities                                                                             0.00                   0.00

Deposits                                                                                        0.00                   0.00
                                                                                      --------------         --------------
Total Current Liabilities                                                                       0.00                   0.00

Long Term Debt                                                                                  0.00                   0.00

Other Long Term Liabilities                                                            (1,816,230.95)         (1,816,230.95)
                                                                                      --------------         --------------
Total Liabilities                                                                      (1,816,230.95)         (1,816,230.95)

OTHER

Liabilities Subject to Compromise                                                               0.00                   0.00
                                                                                      --------------         --------------
Total Other                                                                                     0.00                   0.00

OWNER'S EQUITY

Common Stock                                                                                8,440.25               8,440.25

Add'l Paid In Capital                                                                  76,531,536.87          76,531,536.87

Current Net Income (Loss)                                                              (1,804,584.47)        (11,777,334.92)

Retained Earnings                                                                     (56,928,596.53)        (46,022,504.77)
                                                                                      --------------         --------------
Total Owner's Equity                                                                   17,806,796.12          18,740,137.43
                                                                                      --------------         --------------
Total Liabilities & Equity                                                             15,990,565.17          16,923,906.48
                                                                                      ==============         ==============

GREAT HAWAIIAN CRUISE LINE, LLC          ATTACHMENT 6             01-10975 (JCA)
                          SUMMARY LIST OF DUE TO/DUE FROM ACCOUNTS
                              FOR THE MONTH ENDED MAY 31, 2002


                                                                   BEGINNING                                              ENDING
AFFILIATE NAME                              CASE NUMBER             BALANCE             DEBITS        CREDITS            BALANCE
American Classic Voyages Co.                01-10954            (3,571,229.75)              --            --         (3,571,229.75)
AMCV Holdings, Inc.                         01-10973               181,362.22               --        585.00            180,777.22
AMCV Cruise Operations, Inc.                01-10967                22,292.97               --            --             22,292.97
The Delta Queen Steamboat Co.               01-10970                 7,057.02               --            --              7,057.02
Great River Cruise Line, L.L.C.             01-10963                    60.73               --            --                 60.73
Great Ocean Cruise Line, L.L.C.             01-10959                37,394.43               --            --             37,394.43
Cape May Light, L.L.C.                      01-10961                 8,411.75               --            --              8,411.75
Oceanic Ship Co.                            N/A                     (1,803.12)              --            --             (1,803.12)
Great Hawaiian Properties Corporation       01-10971             3,599,435.73           600.00            --          3,600,035.73
American Hawaii Properties Corporation      01-10976              (179,633.39)              --         15.00           (179,648.39)
Great Independence Ship Co.                 01-10969           (24,699,040.96)              --            --        (24,699,040.96)
                                                              ---------------------------------------------------------------------
                                                               (24,595,692.37)          600.00        600.00        (24,595,692.37)
                                                              =====================================================================

                        Great Hawaiian Cruise Line, Inc.
                                 01-10975 (JCA)

                            Accounts Receivable Aging
                               As of May 31, 2002

                                  Attachment 7

                                 Not Applicable

                        Great Hawaiian Cruise Line, Inc.
                                 01-10975 (JCA)

                             Accounts Payable Detail
                               As of May 31, 2002

                                  Attachment 8

                                 Not Applicable

DEBTOR: GREAT HAWAIIAN CRUISE LINE, INC.            CASE NUMBER: 01-10975 (JCA)

                      PRELIMINARY MONTHLY OPERATING REPORT
                               AS OF MAY 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                     NOTES TO MAY MONTHLY OPERATING REPORT

The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.

1. Other long-term liabilities consists of deferred tax assets and liabilities, net. Deferred tax assets and liabilities have been recognized for the expected future tax consequences of temporary differences between carrying amounts and the tax bases of assets and liabilities. The Debtor has not recorded adjustments to these amounts pending the outcome of Chapter 11 proceedings.